Investor Presentation October 2023

1 Disclaimer This presentation (the “Presentation”) of OppFi Inc. (“OppFi” or the “Company”) is for information purposes only. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. Trademarks and trade names referred to in this Presentation are the property of their respective owners. The information contained herein does not purport to be all-inclusive. This Presentation does not constitute investment, tax, or legal advice. No representation or warranty, express or implied, is or will be given by the Company or any of its respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. The Company disclaims any duty to update the information contained in this Presentation, which information is given only as of the date of this Presentation unless otherwise stated herein. Forward-Looking Statements This Presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. OppFi’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “possible,” “continue,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, without limitation, OppFi’s expectations with respect to its full year 2023 guidance, the future performance of OppFi’s platform, and expectations for OppFi’s growth, new products and future financial performance. These forward-looking statements are based on OppFi’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside OppFi’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impact of general economic conditions, including economic slowdowns, inflation, interest rate changes, recessions, and tightening of credit markets on OppFi’s business; the impact of challenging macroeconomic and marketplace conditions, including lingering effects of COVID-19 on OppFi’s business; the impact of stimulus or other government programs; whether OppFi will be successful in obtaining declaratory relief against the Commissioner of the Department of Financial Protection and Innovation for the State of California; whether OppFi will be subject to AB 539; whether OppFi’s bank partners will continue to lend in California and whether OppFi’s financing sources will continue to finance the purchase of participation rights in loans originated by OppFi’s bank partners in California; the impact that events involving financial institutions or the financial services industry generally, such as actual concerns or events involving liquidity, defaults, or non-performance, may have on OppFi’s business; risks related to the material weakness in OppFi’s internal controls over financial reporting; the risk that the business combination disrupts current plans and operations; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; risks related to new products; concentration risk; costs related to the business combination; changes in applicable laws or regulations; the possibility that OppFi may be adversely affected by other economic, business, and/or competitive factors; risks related to management transitions; risks related to the restatement of OppFi’s financial statements and any accounting deficiencies or weaknesses related thereto; and other risks and uncertainties indicated from time to time in OppFi’s filings with the United States Securities and Exchange Commission, in particular, contained in the section or sections captioned “Risk Factors.” OppFi cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. OppFi does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Non-GAAP Financial Measures Certain financial information and data contained in this Presentation are unaudited and do not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any periodic filing, information or proxy statement, or prospectus or registration statement to be filed by OppFi with the SEC. Some of the financial information and data contained in this Presentation, such as Adjusted EBT, Adjusted Net Income and Adjusted EPS have not been prepared in accordance with United States generally acceptable accounting principles ("GAAP"). Adjusted EBT is defined as Net Income, plus (1) provision for income taxes; (2) amortization of debt issuance costs; (3) other addbacks and one-time expenses; and (4) sublease income. Adjusted Net Income is defined as Adjusted EBT as defined above, adjusted for taxes assuming a tax rate of 24.17% for the year ended December 31, 2022 and a tax rate of 21.61% for the year ended December 31, 2021, reflecting the U.S. federal statutory rate of 21% and a blended statutory rate for state income taxes, in order to allow for a comparison with other publicly traded companies. Adjusted EPS is defined as Adjusted Net Income as defined above, divided by weighted average diluted shares outstanding, which represent shares of both classes of common stock outstanding, excluding 25,500,000 shares related to earnout obligations and including the impact of unvested restricted stock units, unvested performance stock units, and the employee stock purchase plan. These non-GAAP financial measures have not been prepared in accordance with accounting principles generally accepted in the United States and may be different from non-GAAP financial measures used by other companies. OppFi believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non- GAAP measures with comparable names should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. A reconciliation of OppFi’s non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the Appendix. A reconciliation of projected 2023 Adjusted Net Income and projected 2023 Adjusted EPS to the most directly comparable GAAP financial measures is not included in this Presentation because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these measures. No Offer or Solicitation This Presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Website This Presentation contains reproductions and references to the Company’s website and mobile content. The contents of the website and mobile content are not incorporated into this Presentation. Any references to URLs for the websites are intended to be inactive textual references only.

2 OppFi is a mission-driven fintech platform that helps everyday Americans gain access to credit with digital specialty finance products

3 High Percentage of Americans Lack Savings and/or Credit Access 60 million U.S. adults lack access to traditional credit at choice1 60% of U.S. consumers live paycheck to paycheck2 43% of U.S. adults have savings to cover a $1,000 unplanned expense3 1. Hamdani, Kausar, et al. “UNEQUAL ACCESS TO CREDIT The Hidden Impact of Credit Constraints.” NewYorkFed.org, 2019 2. LendingClub Corporation. "New Reality Check: The Paycheck-to-Paycheck Report - The Seasonal Financial Distress Deep Dive Edition" PYMNTS.com, September 27, 2023 3. Gillespie, Lane. “Bankrate’s 2023 Annual Emergency Savings Report” Bankrate.com, February 23, 2023

OppFi Offers Market Leading Terms & Excellent Customer Experience

Market Leading Terms

- Simple interest, amortizing installment loans with no balloon payments
- No origination, late, or NSF fees
- No prepayment penalties
- Report to the 3 major credit bureaus
- Work compassionately with customers who require payment plan modification
- OppFi TurnUp Program helps eligible applicants find more affordable options by checking market for sub-36% APR products

OppFi Customers Can Use Proceeds for any Unexpected Expense

Auto Repair

Housing

Medical

Family

Education

Exceptional Customer Reviews

4.5/5.0
Trustpilot TrustScore[1]

4.8/5.0
Google Star Rating[1]

79
Net Promoter Score (NPS)[2]

A-
Rating with BBB [1]

1. As of 10/18/2023
2. For Q2 2023 at the time of loan approval

4

OppFi

Technology-Fueled Proprietary Credit Models Drive Automated Underwriting Decisions

- 100% Cloud Platform
- Leads Decision Engine
- Machine Learning
- Bank Verification
- Income Verification
- Modern Data Warehouse
- AI Powered Conversion, Approvals & Servicing
- Next Best Action Workflow Optimization
- Continuous A/B Testing
- Real-time Data & Analytics
- Microservice Infrastructure

Decisions Powered By

- Consumer Behavior
- Income Data
- Bank Data
- Employment Data
- Alternative Bureau Data
- Marketing Source

- Platform has provided credit access to more than 1 million unique customers since inception
- Automation supports operating expense efficiency

5

OppFi

6 OppFi Growth Strategy Accelerate Profitable Growth • Continue to refine and enhance underwriting model, focusing on more favorable credit tiers • Maintain low customer acquisition costs and grow lower cost channels, such as SEO Drive profitable OppLoans volume growth • Acquire platforms or assets providing accessible credit products to new customers • Expand into adjacent service businesses with synergies to core product • Achieve selected vertical integration Diversify into new customer and product types via M&A • Form new strategic channel relationships to reach more non-prime consumers at the point of need • Maintain and grow network of aggregators Serve more customers through new relationships and products

7 Executive Management Team Todd Schwartz Founder, Chief Executive Officer, and Executive Chairman Schwartz Capital Group Pamela Johnson Chief Financial Officer Heights Finance; Pioneer Financial Services Christopher McKay Chief Risk and Analytics Officer HSBC; Capital One Yuri Ter-Saakyants Chief Technology Officer Insureon; Mediaocean Marv Gurevich General Counsel Enova; Avant Stacee Hasenbalg Chief Compliance Officer Avant; BMO Financial Group; Mayer Brown Manny Chagas Chief Operating Officer Discover Financial Services; McKinsey & Company; Accenture With Substantial Financial Services Experience

88 Key Company Highlights 1. 2015-2022 2. 2017-2022 Solid Revenue Growth 45% 5-year CAGR2 Significant Scale Facilitated more than $5.0 billion in gross loan issuance covering over 2.9 million loans, since inception3 Leading Proprietary Credit & Technology Platform Real-time AI drove automation for 85% of decisions in 2022 CEO and Executive Chairman as Largest Shareholder Owner / operator dynamic aligns incentives to maximize shareholder value Exceptional Customer Satisfaction Net Promoter Score of 794; 4,000+ Trustpilot customer reviews with 4.5 / 5.0 average rating Profitable Across Business Cycles 8 consecutive years of profitability1 3. As of 6/30/2023 4. For Q2 2023 at the time of loan approval

Financial Performance

10 10 Total Revenue $351 $453 $510 2021A 2022A 2023P ($ in millions) Projected Earnings Rebound, Amidst Revenue Growth & Improved Credit Performance Adjusted Net Income2 1. 2023P represents the midpoint of full year 2023 guidance. Refer to slide 14 for more details. 2. Non-GAAP Financial Measures: Adjusted Net Income is a financial measure that has not been prepared in accordance with GAAP. See the disclaimer on "Non-GAAP Financial Measures" on slide 1 for a detailed description of such Non-GAAP financial measure and the appendix for a reconciliation of such Non-GAAP financial measure to its most directly comparable GAAP financial measure. A reconciliation of projected 2023 Adjusted Net Income to the most directly comparable GAAP financial measure is not included in this presentation because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate this measure. $66 $5 $32 2021A 2022A 2023P 1 1

11 11 43.5% 36.2% Q2 2022A Q2 2023A Credit Performance: Substantial Decline in Net Charge-Off Rate Disciplined underwriting led by adjustments and enhancements to credit models Net Charge-Off Rate as a % of Total Revenue1 16.7% improvement 1. Annualized net charge-offs as a percentage of total revenue represents total charge offs from the period less recoveries as a percent of total revenue for the OppLoans product only. Finance receivables are charged off at the earlier of the time when accounts reach 90 days past due on a recency basis, when OppFi receives notification of a customer bankruptcy or when finance receivables are otherwise deemed uncollectible.

12 12 58.9% 49.3% 2021A 2022A 53.5% 45.2% 1H 2022A 1H 2023A More efficient marketing spend and streamlined customer support operations Total Operating Expenses as a % of Total Revenue1 Operational Efficiencies Support Earnings Growth 1. Interest expense is included in total operating expenses 15.6% improvement 16.3% improvement

13 Grown funding capacity more than 5x since 2017 Decreased cost of borrowing spread by 500+ bps since 2017 Diversified institutional capital sources Increased financial flexibility with: • corporate credit agreements, • asset-backed facilities, • bank provided asset-based loans, • forward flow arrangements, and • total return swap Remaining debt capacity increased by $50M in July 2023 due to the SPE V facility upsize Ample debt capacity provides a means to fund anticipated short-term future growth without equity Receivable Funding Capacity ($ in millions) $55 $126 $207 $142 $274 $346 $332 $332 $40 $52 $140 $338 $158 $137 $143 $143 $11 $23 $36 $46 $62 $50 $71 $62 YE 2017 YE 2018 YE 2019 YE 2020 YE 2021 YE 2022 Q1 2023 Q2 2023 Oustanding Debt Remaining Debt Capacity Cash & Restricted Cash $105 $537 $201 $383 $526 $474 Reduced Cost of Financing and Strong Balance Sheet to Power Growth $532 $546

14 $500M to $520M Full Year 2023 Guidance Growth Profitability Profitability $29M to $35M $0.34 to $0.41 Total Revenue Approximately 10% to 15% growth Adjusted Net Income1 Adjusted EPS1,2 1. Non-GAAP Financial Measures: Adjusted Net Income and Adjusted EPS are financial measures that have not been prepared in accordance with GAAP. See the disclaimer on “Non-GAAP Financial Measures” on slide 1 for a detailed description of such Non-GAAP financial measures. A reconciliation of projected 2023 Adjusted Net Income and projected 2023 Adjusted EPS to the most directly comparable GAAP financial measures is not included in this presentation because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these measures. 2. Adj. EPS of $0.34 to $0.41 is based on approximate weighted average diluted share count of 85.0 million.

15 Investment Highlights Founder-led with significant ownership1 Mission-driven catering to underserved market2 Disciplined credit underwriting and expense management3 Projected earnings rebound driven by improved credit performance 4 Long-term growth strategy to diversify business into new customer and product types via M&A 5

1616 Shaun Smolarz Head of Investor Relations investors@oppfi.com Contact Information

17 Appendix

18 Fair Value Valuation 1. Stated as a percentage of outstanding principal. 2. Represents rate applied to outstanding principal, inclusive of adjustment for accrued interest. Key Highlights • Interest rate increased by 210 bps due to relative increase in base APR loans in the portfolio and a shift away from originating in states with lower statutory rates • Servicing cost decreased by 180 bps to reflect more recent cost trends • Default rate increased by 330 bps due to 2022 vintages with elevated losses UNAUDITED PERIOD ENDED ($ in thousands) 6/30/2023 12/31/2022 Outstanding Principal $397,754 $402,180 Accrued Interest $14,022 $15,802 Interest Rate 154.5% 152.4% Discount Rate 26.7% 25.9% Servicing Cost1 (3.2)% (5.0)% Remaining Life 0.614 years 0.593 years Default Rate1 23.6% 20.3% Accrued Interest1 3.5% 3.9% Prepayment Rate1 21.4% 21.3% Premium to Principal2 8.8% 9.8%

19 Pro Forma Share Count as of June 30, 2023 (Unaudited) Shares Share Price Notes $10.00 $12.00 $13.00 $14.00 Class A Common Stock 16,280,397 16,280,397 16,280,397 16,280,397 Class V Common Stock Held for the benefit of Pre-Business Combination OppFi Equity holders 68,537,840 68,537,840 68,537,840 68,537,840 Excludes 25,500,000 shares of Class V Common Stock outstanding with respect to Earn Out Units held by pre-business combination OppFi equity holders, which vest and are subject to forfeiture as discussed below Total Currently Issued and Outstanding Shares of Common Stock 84,818,237 84,818,237 84,818,237 84,818,237 Excludes 25,500,000 shares of Class V Common Stock outstanding with respect to Earn Out Units held by pre-business combination OppFi equity holders, which vest and are subject to forfeiture as discussed below Earn-Out Shares 8,500,000 17,000,000 (including 8,500,000 units that would have vested at $12) 25,500,000 (including 8,500,000 units that would have vested at each of $12 and $13) Earn-Out Shares represent shares of Class V Common Stock that related to a total of 25,500,000 Earn Out Units held by pre-business combination OppFi equity holders, which vest in three tranches when the volume weighted average price (VWAP) of the Class A Common Stock equals or exceeds each of $12.00, $13.00 and $14.00 for any 20 out of 30 consecutive trading days over the first 36 months after closing, and with respect to which Class V Common Stock is currently outstanding and subject to vesting and forfeiture Forfeited after 3-year anniversary of closing date if vesting conditions above are not met Total Outstanding Shares of Common Stock Giving Effect to Earn-Outs 84,818,237 93,318,237 101,818,237 110,318,237 Note: This presentation is not a complete summary of all relevant terms, conditions and information related to the capital structure of OppFi Inc. For more information, see the Company’s filings with the SEC, including the Annual Report on Form 10-K filed by the Company with the SEC on March 29, 2023 and subsequent Quarterly Reports on Form 10-Q. This presentation excludes: 703,914 shares repurchased and held as Treasury Stock 14,426,937 warrants to purchase shares of Class A Common Stock at $11.50 per share 912,500 warrants to purchase shares of Class A Common Stock at $15.00 per share 11,737,117 shares of Class A Common Stock issuable under the Company’s 2021 Equity Incentive Plan 1,349,173 shares of Class A Common Stock issuable under the Company’s 2021 Employee Stock Purchase Plan

20 Adjusted EBT and Adjusted Net Income Reconciliation Table ($ in thousands) FY 2021A FY 2022A Net Income 89,795 3,340 Provision for Income Taxes 311 (277) Debt Amortization 2,310 2,372 Other Addback and One-Time Expenses1 (8,452) 1,127 Adjusted EBT 83,964 6,562 Pro-Forma Taxes2 (18,145) (1,586) Adjusted Net Income 65,819 4,976 1. For the year ended December 31, 2022, other addbacks and one-time expenses of $1.1 million included a $(9.4) million addback due to the change in fair value of the warrant liabilities, $0.1 million in income related to the sublease of Company office space, $0.1 million in expenses related to one-time legal costs, $2.0 million in expenses related to severance, $1.0 million in expenses related to retention, $3.6 million in expenses related to the reclassification of OppFi Card finance receivables as held for sale, $0.5 million in expenses related to the impairment of the operating lease right of use asset, and $3.4 million in stock-based compensation. For the year ended December 31, 2021, other addbacks and one-time expenses of $(8.5) million included a $(26.4) million addback due to the change in fair value of the warrant liabilities, a $(6.4) million addback due to the gain on forgiveness of PPP Loan, $6.6 million in public company readiness costs prior to the Business Combination, $5.3 million in expenses related to one-time legal, accounting, and other costs related to the Business Combination, $4.2 million in expenses related to warrant valuation, $3.0 million in expenses related to severance, $0.6 million in management and board fees, a $1.8 million recruiting and salary expense, $3.0 million in profit interest and stock compensation 2. Assumes a tax rate of 24.17% for the year ended December 31, 2022 and a tax rate of 21.61% for the year ended December 31, 2021, reflecting the U.S. federal statutory rate of 21% and a blended statutory rate for state income taxes, in order to allow for a comparison with other publicly traded companies.